UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2025

EPR Properties

(Exact name of registrant as specified in its charter)

Maryland	001-13561	43-1790877
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

909 Walnut Street, Suite 200

Kansas City, Missouri 64106

(Address of principal executive office) (Zip Code)

(816) 472-1700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common shares, par value $0.01 per share	EPR	New York Stock Exchange
5.75% Series C cumulative convertible preferred shares, par value $0.01 per share	EPR PrC	New York Stock Exchange
9.00% Series E cumulative convertible preferred shares, par value $0.01 per share	EPR PrE	New York Stock Exchange
5.75% Series G cumulative redeemable preferred shares, par value $0.01 per share	EPR PrG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On December 5, 2025, EPR Properties (the “Company”) entered into a Distribution Agreement (the “Distribution Agreement”) with each of J.P. Morgan Securities LLC, BofA Securities, Inc., Barclays Capital Inc., Citigroup Global Markets Inc., Citizens JMP Securities, LLC, KeyBanc Capital Markets Inc., Raymond James & Associates, Inc., RBC Capital Markets, LLC, and Truist Securities, Inc., acting in their capacity as Agents (each an “Agent” and collectively, the “Agents”) or Forward Sellers (each a “Forward Seller” and collectively, the “Forward Sellers”), and each of JPMorgan Chase Bank, National Association, Bank of America, N.A., Barclays Bank PLC, Citibank, N.A., Citizens JMP Securities, LLC, KeyBanc Capital Markets Inc., Raymond James & Associates, Inc., Royal Bank of Canada and Truist Bank, acting in their capacity as Forward Purchasers (as described below), relating to the offer and sale of the Company’s common beneficial interest, par value $0.01 per share, from time to time, having an aggregate offering price of up to $400,000,000 (the “Shares”).

The Company is not obligated to sell any Shares under the Distribution Agreement. Pursuant to the terms of the Distribution Agreement, the Company may issue and sell the Shares, from time to time, through the Agents, acting as the Company’s sales agents, or directly to the Agents, acting as principal. If the Company sells Shares to an Agent as principal, it will enter into a separate terms agreement with that Agent. Sales of the Shares, if any, may be made in negotiated transactions or transactions that are deemed to be “at the market offerings” as defined in Rule 415 of the Securities Act of 1933, as amended, including, sales made by means of ordinary brokers’ transactions, including directly on the New York Stock Exchange or sales made to or through a market maker other than on an exchange, in block transactions or by any other method permitted by law, at prices related to the prevailing market prices or at negotiated prices. Subject to the terms and conditions of the Distribution Agreement, Agents are not required to sell any specific number or dollar amount of the Shares, but each Agent will use its commercially reasonable efforts, consistent with normal trading and sales practices, to sell Shares from time to time based upon the Company’s instructions, including any price, time or size limits or other customary parameters or conditions specified by the Company. The Company will pay each Agent a commission that will not exceed, but may be lower than, 2.0% of the gross sales price of the Shares sold by such Agent.

The Distribution Agreement provides that, in addition to the issuance and sale of the Shares to or through the Agents, the Company may also enter into forward sale agreements under the separate master forward confirmations and related supplemental confirmations between the Company and a Forward Purchaser or its affiliate. The Company refers to these entities, when acting in this capacity, individually as a “Forward Purchaser” and collectively as “Forward Purchasers.” In connection with any forward sale agreement, the relevant Forward Purchaser (or its affiliate) will attempt to borrow from third parties and, through its affiliated Forward Seller, sell a number of common shares equal to the number of common shares underlying the particular forward sale agreement. The Company will not initially receive any proceeds from the sale of borrowed common shares by a Forward Seller. The Company expects to fully physically settle each particular forward sale agreement (by delivery of its common shares) with the relevant Forward Purchaser on one or more dates specified by the Company on or prior to the maturity date of that particular forward sale agreement, in which case the Company will expect to receive aggregate net cash proceeds at settlement equal to the number of common shares underlying the particular forward sale agreement multiplied by the relevant forward sale price. However, subject to certain exceptions, the Company may also elect to cash settle or net share settle a particular forward sale agreement, in which case the Company may not receive any proceeds (in the case of cash settlement) or will not receive any proceeds (in the case of net share settlement), and the Company will instead receive or pay cash (in the case of cash settlement) or receive or deliver its common shares (in the case of net share settlement).

In connection with each forward sale, the Company will pay the relevant Forward Seller, in the form of a reduced initial forward sale price under the related forward sale agreement with the related Forward Purchaser, a commission at a mutually agreed rate that will not exceed, but may be lower than, 2.0% of the gross sales price of all borrowed common shares sold by it as a Forward Seller.

The Company intends to use the net proceeds from any sale of Shares or upon settlement of any forward sale agreement for general corporate purposes, including, without limitation, funding its ongoing pipeline of acquisition and build-to-suit projects, working capital and the reduction, from time to time, of its outstanding indebtedness, including borrowings under its unsecured revolving credit facility.

The Shares will be issued pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-287744), which became effective upon filing with the Securities and Exchange Commission on June 3, 2025, and a prospectus supplement, dated December 5, 2025, as the same may be amended or supplemented. This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any of the Shares.

The foregoing description of the Distribution Agreement (including the Master Forward Confirmations separately entered into with each Forward Purchaser or its affiliates, the form of which is included as Exhibit C thereto) does not purport to be complete and is qualified in its entirety by the full text of the Distribution Agreement, which is attached as Exhibit 1.1 hereto and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

1.1	Distribution Agreement, dated December 5, 2025, by and among EPR Properties and the Agents, the Forward Sellers and the Forward Purchasers.

5.1	Opinion of Stinson LLP regarding legality of the Shares.

23.1	Consent of Stinson LLP to the filing of Exhibit 5.1 herewith (included in its opinion filed as Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

EPR PROPERTIES

By:	/s/ Mark A. Peterson
Name:	Mark A. Peterson
Title:	Executive Vice President, Treasurer and Chief Financial Officer

Date: December 5, 2025